SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549

                                   FORM 8-K/A
                               (Amendment No. 1)

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report:  July 8, 1996



                         Seafield Capital Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

       Missouri                   0-16946                   43-1039532
     -----------------------------------------------------------------
     (State of other     (Commission File Number)        (IRS Employer
     jurisdiction of                                    Identification
     incorporation)                                         Number)


     2600 Grand Ave.  Suite 500
     P. O. Box 410949
     Kansas City,  MO                                        64141
     -----------------------------------------------------------------
     (Address of principal executive offices)              (Zip code)


                               (816)  842-7000
     -----------------------------------------------------------------
            (Registrant's telephone number, including area code)





Item 2.  ACQUISITION AND DISPOSITION OF ASSETS.

On July 19, 1996, the Registrant filed a Current Report on Form 8-K dated July 8, 1996 reporting the consummation of the acquisition by its 54% owned subsidiary, Response Oncology, Inc. (Response), of Rymer, Zaravinos & Faig, M.D., P.A. (d/b/a/ Southeast Florida Hematology Oncology Group, P.A.) (Fort Lauderdale practice).

The Registrant hereby files this amendment No. 1 to the previously filed Form 8-K to provide the Registrant's pro forma financial information.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

     (a)  Financial Statements
          Audited Balance Sheet, Statement of Income, Statement of Shareholders' Equity, and Statement of Cash Flows, including footnotes, as of and for the year ended December 31, 1995 for Rymer, Zaravinos & Faig, M.D., P.A. (d/b/a/ Southeast Florida Hematology Oncology Group, P.A.) (filed in the Registrant's Current Report on Form 8-K dated July 8, 1996 and incorporated herein by reference).

     (b)  Pro Forma Financial Information
          Pro Forma Consolidated Balance Sheet for Seafield Capital Corporation (Seafield) and the Fort Lauderdale practice as of March 31, 1996 and Pro Forma Consolidated Statements of Operations for Seafield and the Fort Lauderdale practice for the three months ended March 31, 1996 and the year ended December 31, 1995.

     (c)  Exhibits
          10(a) Form of the Stock Purchase Agreement by and among Response Oncology, Inc., and stockholders of Rymer, Zaravinos & Faig, M.D., P.A., dated as of July 1, 1996 (filed as Exhibit 99.1 to Registrant's Form 8-K dated July 8, 1996 and incorporated herein by reference).

          10(b) Form of the Service Agreement between Response Oncology of Fort Lauderdale, Inc., Southeast Florida Hematology Oncology Group, P.A. and Stockholders of Southeast Florida Hematology Oncology Group, P.A. dated July 1, 1996 (filed as
Exhibit 99.2 to Registrant's Form 8-K dated July 8, 1996 and incorporated herein by reference).


SEAFIELD CAPITAL CORPORATION AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Financial Information
Basis of Presentation

The accompanying pro forma consolidated balance sheet as of March 31,1996 and the related pro forma consolidated statements of operations for the year ended December 31, 1995 and the three months ended March 31, 1996 give effect to the acquisitions by Response Oncology, Inc.(Response), a 54% owned subsidiary of Seafield Capital Corporation (Seafield), of Rymer, Zaravinos & Faig, M.D., P.A. (d/b/a/ Southeast Florida Hematology Oncology Group, P.A.) (Fort Lauderdale practice), Jeffrey L. Paonessa, M.D., P.A. (Paonessa), Knoxville Hematology Oncology Associates (KHOA) and Oncology Hematology Group of South Florida, P.A. (OHGSF), (collectively referred to as the "Groups") as if the acquisitions of the Groups had occurred on January 1, 1995. The pro forma information is based on the historical audited financial statements of Seafield and the Groups, giving effect to the acquisitions under the purchase method of accounting, and the assumptions and adjustments described in the accompanying notes to the pro forma consolidated financial information.

The pro forma statements have been prepared by Seafield's management based on the audited financial statements of the Groups. These pro forma statements may not be indicative of the results that would have occurred if the acquisitions had been in effect on the dates indicated or which may be obtained in the future. The pro forma statements do not reflect the effect of expense reductions and other operational changes, which, in the opinion of Response, is likely to result in profitable operations for the Groups. The pro forma financial statements should be read in conjunction with the consolidated financial statements and notes of Seafield.



SEAFIELD CAPITAL CORPORATION AND SUBSIDIARIES
Pro Forma Consolidated Balance Sheet
March 31, 1996
(Unaudited)

                                        Historical     Previous     Pro forma                  Fort      Pro Forma      Total
                                          Company    Acquisitions   Adjustments    Subtotal  Lauderdale  Adjustments   Pro Forma
                                        ----------------------------------------------------------------------------------------
                                                                                    (in thousands)
ASSETS
 Current assets:
  Cash and cash equivalents           $    9,139         176          (7,901)        1,414       112       (6,270)      (4,744)
  Short-term investments                  70,597                     (10,000)       60,597                              60,597
  Accounts and notes receivable           24,609       2,178            (199)       26,588       665                    27,253
  Current income tax receivable            4,737                                     4,737                               4,737
  Deferred income taxes                    1,406                                     1,406       (69)                    1,337
  Other current assets                    12,966         530             (30)       13,466       166                    13,632
                                         -------------------------------------------------------------------------------------
    Total current assets                 123,454       2,884         (18,130)      108,208       874       (6,270)     102,812
 Property, plant and equipment            20,835       1,946            (395)       22,386        21                    22,407
 Investments:
  Securities                               5,757                                     5,757                               5,757
  Oil and gas                              3,689                                     3,689                               3,689
 Intangible assets                        30,624                      22,414        53,038                 11,148       64,186
 Deferred income taxes                     7,171                                     7,171                 (4,210)       2,961
 Other assets                              1,143                                     1,143                               1,143
 Net assets of discontinued real
  estate operations                       40,686                                    40,686                              40,686
                                         -------------------------------------------------------------------------------------
                                      $  233,359       4,830           3,889       242,078       895          668      243,641
                                         =====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
  Accounts payable                    $    7,772         560             318         8,650       394           (8)       9,036
  Notes payable                            4,005       1,714          (1,714)        4,005       250         (250)       4,005
  Other current liabilities                6,735          47             (47)        6,735                               6,735
                                         -------------------------------------------------------------------------------------
   Total current liabilities              18,512       2,321          (1,443)       19,390       644         (258)      19,776
 Notes payable                             6,265          23           5,227        11,515                              11,515
 Other liabilities                         2,520          49             (49)        2,520                               2,520
                                         -------------------------------------------------------------------------------------
  Total liabilities                       27,297       2,393           3,735        33,425       644         (258)      33,811
                                         -------------------------------------------------------------------------------------
 Minority interests                       21,190                       2,591        23,781                  1,177       24,958
                                         -------------------------------------------------------------------------------------
 Stockholders' equity:
  Preferred stock of $1 par value.
   Authorized 3,000,000 shares;
   none issued                               --                                        --                                  --
  Common stock of $1 par value.
   Authorized 24,000,000 shares;
   issued 7,500,000 shares                 7,500           1              (1)        7,500         1           (1)       7,500
  Paid-in capital                          1,747                                     1,747                               1,747
  Equity adjustment from foreign            (469)                                     (469)                               (469)
   currency translation
  Retained earnings                      206,045       2,436          (2,436)      206,045       250         (250)     206,045
                                         -------------------------------------------------------------------------------------
                                         214,823       2,437          (2,437)      214,823       251         (251)     214,823
  Less:
   Cost of 1,029,199 shares
     of treasury stk                      29,951                                    29,951                              29,951
                                         -------------------------------------------------------------------------------------
    Total stockholders' equity           184,872       2,437          (2,437)      184,872       251         (251)     184,872
                                         -------------------------------------------------------------------------------------
                                      $  233,359       4,830           3,889       242,078       895          668      243,641
                                         =====================================================================================


SEAFIELD CAPITAL CORPORATION AND SUBSIDIARIES
Pro Forma Consolidated Statements of Operations
Three months ended March 31, 1996
(Unaudited)

                                   Historical   Previous      Pro Forma                   Fort       Pro Forma       Total
                                    Company   Acquisitions   Adjustments    Subtotal    Lauderdale   Adjustments   Pro Forma
                                   -----------------------------------------------------------------------------------------
                                                                         (in thousands)
REVENUES
  Healthcare services            $   14,950       4,038        (1,208)a,b     17,780       1,184        (415) a,b    18,549
  Insurance services                 11,669                                   11,669                                 11,669
  Other                                  16                                       16                                     16
                                    ---------------------------------------------------------------------------------------
    Total revenues                   26,635       4,038        (1,208)        29,465       1,184        (415)        30,234

COSTS AND EXPENSES
  Healthcare services                13,457       2,143          (156)a,d     15,444       1,151        (376) a,d    16,219
  Insurance services                  5,308                                    5,308                                  5,308
  Other                                  45                                       45                                     45
  Selling, general, administrative    8,415         151                        8,566                                  8,566
                                    ---------------------------------------------------------------------------------------
Earnings (loss) from operations        (590)      1,744        (1,052)           102          33         (39)            96
  Investment income - net             1,170                                    1,170                                  1,170
  Interest expense                     (192)        (23)          (51) c        (266)                                  (266)
  Other income/(loss)                    27          79           (79)            27                                     27
                                    ---------------------------------------------------------------------------------------
Earnings before income taxes            415       1,800        (1,182)         1,033          33         (39)         1,027
  Income taxes                          155                                      155                                    155
                                    ---------------------------------------------------------------------------------------
Earnings before minority interest       260       1,800        (1,182)           878          33         (39)           872
  Minority interest                     374                                      374           6          (6)           374
                                    ---------------------------------------------------------------------------------------
NET EARNINGS (LOSS)              $     (114)      1,800        (1,182)           504          27         (33)           498
                                    =======================================================================================


SEAFIELD CAPITAL CORPORATION AND SUBSIDIARIES
Pro Forma Consolidated Statements of Operations
Twelve Months ended December 31, 1996
(Unaudited)

                                   Historical   Previous      Pro Forma                   Fort       Pro Forma       Total
                                    Company   Acquisitions   Adjustments    Subtotal    Lauderdale   Adjustments   Pro Forma
                                   -----------------------------------------------------------------------------------------
                                                                         (in thousands)
REVENUES
  Healthcare services            $   56,410      22,619        (7,445)a,b     71,584       4,738      (1,663)a,b     74,659
  Insurance services                 55,862                                   55,862                                 55,862
  Other                               7,272                                    7,272                                  7,272
                                    ---------------------------------------------------------------------------------------
    Total revenues                  119,544      22,619        (7,445)       134,718       4,738      (1,663)       137,793

COSTS AND EXPENSES
  Healthcare services                52,838      15,621        (3,110)a,d     65,349       4,606      (1,507)a,d     68,448
  Insurance services                 23,598                                   23,598                                 23,598
  Other                               6,357                                    6,357                                  6,357
  Selling, general, administrative   42,300       1,090                       43,390                                 43,390
                                    ---------------------------------------------------------------------------------------
Earnings (loss) from operations      (5,549)      5,908        (4,335)        (3,976)        132        (156)        (4,000)
  Investment income - net             4,401                                    4,401                                  4,401
  Interest expense                     (124)       (270)         (795) c      (1,189)                                (1,189)
  Other income/(loss)                (4,564)        352          (352)        (4,564)                                (4,564)
                                    ---------------------------------------------------------------------------------------
Earnings (loss) before income taxes  (5,836)      5,990        (5,482)        (5,328)        132        (156)        (5,352)
  Income taxes                       (6,563)        210          (210) e      (6,563)         22         (22)        (6,563)
                                    ---------------------------------------------------------------------------------------
Earnings before minority interest       727       5,780        (5,272)         1,235         110        (134)         1,211
  Minority interest                   1,475                                    1,475                                  1,475
                                    ---------------------------------------------------------------------------------------
EARNINGS (LOSS) FROM
  CONTINUING OPERATIONS          $     (748)      5,780        (5,272)          (240)        110        (134)          (264)
                                    =======================================================================================


SEAFIELD CAPITAL CORPORATION AND SUBSIDIARIES
Notes to Pro Forma Consolidated Financial Information


The accompanying pro forma consolidated financial information presents the pro forma financial condition of Seafield Capital Corporation and subsidiaries (Seafield) as of March 31, 1996 and the results of their operations for the year ended December 31, 1995 and the three months ended March 31, 1996.

On July 3, 1996, Seafield's 54% owned subsidiary, Response Oncology, Inc. (Response), acquired from unaffiliated individual sellers 100% of the issued and outstanding common stock of Rymer, Zaravinos & Faig, M.D., P.A. (d/b/a/ Southeast Florida Hematology Oncology Group, P.A.) (Fort Lauderdale practice).

The accompanying pro forma consolidated balance sheet includes the acquired assets, assumed liabilities and effects of financing as if all acquisition practices held by Response had been acquired on March 31, 1996. The accompanying pro forma consolidated statements of operations reflect the pro forma results of operations, as adjusted, as if all acquisition practices held by Response had been acquired on January 1, 1995.


PRO FORMA CONSOLIDATED BALANCE SHEET

The adjustments reflected in the pro forma consolidated balance sheet are to reflect the fair values of assets acquired and liabilities assumed in connection with the acquisition of the Fort Lauderdale practice, to reflect the issuance of long-term debt and cash payment to complete the acquisition; and to reflect the recording of management service agreements acquired.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

The adjustments reflected in the pro forma consolidated statements of operations are as follows:

(a) To eliminate certain revenues and expenses that would not constitute revenue to Response or be the responsibility of Response pursuant to the Service Agreement.

(b) To accrue net revenue resulting from service agreements related to the acquisition of the practice. Amounts were calculated based upon actual operating results for the period, as adjusted, under the terms of the related service agreement.

(c) To reflect interest on the long-term debt issued. Interest was calculated at the annual rates ranging from 5% to 9.5%.

(d) To record amortization of the intangible asset related to the service agreement. The assets are amortized over the service agreement period (40 years).

(e) To remove the effect of federal income taxes as Response would have utilized tax net operating loss carryforwards to fully offset the acquired practice's 1995 taxable income.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.


                                           Seafield Capital Corporation



     Date:  September 6, 1996              By:  /s/ Steven K. Fitzwater
                                               ---------------------------
                                               Steven K. Fitzwater
                                               Vice President, Chief Accounting
                                               Officer and Secretary